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                                                                    EXHIBIT 99.3

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                          SLM STUDENT LOAN TRUST 2003-1

                       ADMINISTRATION AGREEMENT SUPPLEMENT


                          DATED AS OF JANUARY 31, 2003


                                       TO


                         MASTER ADMINISTRATION AGREEMENT

                             DATED AS OF MAY 1, 1997


                                     BETWEEN


                                 SLM FUNDING LLC


                                       AND


                       STUDENT LOAN MARKETING ASSOCIATION

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     SLM Student Loan Trust 2003-1 Administration Agreement Supplement dated as of January 31, 2003 (the "Supplement") to the Master Administration Agreement dated as of May 1, 1997 (the "Agreement") between SLM Funding LLC, as successor in interest to SLM Funding Corporation (the "Depositor"), and Student Loan Marketing Association (the "Administrator").

     This Supplement is being delivered to the Administrator pursuant to and in satisfaction of the conditions set forth in Section 1.2(a) of the Agreement with respect to SLM Student Loan Trust 2003-1 (the "Trust"). The provisions of this Supplement shall be applicable only to SLM Student Loan Trust 2003-1.

     General. The Trust is issuing Class A-1, Class A-2, Class A-3, Class A-4, Class A-5A, Class A-5B, Class A-5C and Class B Notes, and an Excess Distribution Certificate only. It will not issue Certificates. Accordingly, all usages of "Certificates" and of terms referring thereto in the Agreement shall be disregarded. In addition, with respect to the Trust only, all references to the "Seller" in the Agreement shall be deleted and replaced with the "Depositor", references to "SLM Funding Corporation, a Delaware corporation" shall be deleted and replaced with "SLM Funding LLC, a Delaware limited liability company, successor in interest to SLM Funding Corporation, a Delaware corporation" and all references to the "Issuer" shall be deleted and replaced with the "Trust".

1. The following entities are hereby designated in accordance with clause 1 of
Section 1.2(a) of the Agreement:

     The Trust: SLM Student Loan Trust 2003-1

     The Eligible Lender Trustee: Chase Manhattan Bank USA, National Association

     The Interim Eligible Lender Trustee: Chase Manhattan Bank USA, National Association

     The Indenture Trustee: The Bank of New York; references to Bankers Trust Company in the Agreement shall mean The Bank of New York for the purposes of the Trust

     The initial deposit into the Collection Account on the Closing Date, which Sallie Mae shall make on behalf of the Trust in accordance with Section 2.6.C of the Agreement shall be: $0.00.

2. Attached hereto is Appendix A (SLM Student Loan Trust 2003-1) containing those definitions that shall be applicable to this Supplement and to the Agreement in connection with the Trust in place of the definitions contained in Appendix A (Master) attached to the Agreement.

3. Each of the Basic Documents (other than the Agreement) has been executed and delivered by each of the parties thereto, is being delivered to the Administrator together with this Supplement and is in substantially the respective forms attached to the Agreement (to the extent applicable).

4. Notwithstanding anything to the contrary set forth in Section 2.3C.2 of the Agreement, the Indenture Trustee shall have no liability or obligation in respect of any failed Delivery, as

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contemplated therein, other than with respect to a Delivery which fails as a result of any action or inaction on behalf of the Indenture Trustee.

5. The Agreement is hereby modified for purposes of SLM Student Loan Trust 2003-1 only as follows:

     (a)  Section 2.1 is amended by inserting the following:

     s. the undertaking of all obligations required to be performed by the Administrator, and to act on behalf of the Trust in fulfilling all duties of the Trust, as set forth in the Reset Rate Note Procedures (Appendix A-2 to the Indenture) on and prior to each Reset Date;

     t. engaging or terminating any Remarketing Agents, entering into the Remarketing Agreement on the Closing Date and all subsequent Remarketing Agency Agreements each on behalf of the Trust, as set forth in the Reset Rate Note Procedures;

     u. from time to time on or after the Initial Reset Date with respect to each class of Reset Rate Notes, to direct the Eligible Lender Trustee to enter into one or more Swap Agreements, not in its individual capacity, but solely on behalf of the Trust, with an Eligible Swap Counterparty or Counterparties on the terms and conditions set forth in the Reset Rate Note Procedures, on any Reset Date, when either
               (1) a class of Reset Rate Notes is to bear interest at a fixed rate during the upcoming Reset Period, or (2) a class of Reset Rate Notes is to bear interest at a floating rate (other than one based on LIBOR or a Commercial Paper Rate) during the upcoming Reset Period and the Remarketing Agents (in consultation with the Administrator) determine it is in the best interest of the Trust to enter into one or more Swap Agreements;

     v. calculating, on each Interest Rate Determination Date for each class of Notes, the applicable rate of interest using the applicable Index that will be in effect until the next related Interest Rate Change Date; and

     w. calculating on each Distribution Date, the Aggregate Quarterly Funding Amount, the Quarterly Funding Amount, the Reset Period Target Amount, any Supplemental Interest Account Deposit Amount, if applicable, and any amounts to be deposited on such Distribution Date into any Accumulation Account, if applicable.

     (b)  Section 2.2B is deleted and replaced with the following:

     B. The Administrator shall be responsible for performance of the duties of the Eligible Lender Trustee set forth in Section 5.4 of the Trust Agreement and the Administrator shall be entitled to hire an independent accounting firm to perform the duties described therein, the reasonable fees and expenses of which shall be paid by the Depositor.

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     (c)  Section 2.2 is amended by inserting the following:

     E. With respect to the Initial Swap Agreement and the Interest Rate Cap Agreement, and if one or more Swap Agreements are entered into at any other time, and from time to time (including, without limitation, the Initial Swap Agreement), the Administrator shall perform any notice obligations specified in such Swap Agreement and the Interest Rate Cap Agreement in the event of a default by any Eligible Swap Counterparty.

     (d)  Section 2.3A is amended by inserting the following subsections:

          3. On the Closing Date, the Administrator, for the benefit of the Noteholders and the Trust, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Capitalized Interest Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust. The Capitalized Interest Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of The Bank of New York.

          4. On the Closing Date, with respect to the Class A-5A Notes, and, any Reset Date thereafter on which one or more classes of Reset Rate Notes are reset (or continue) to bear interest at a fixed rate, the Administrator, for the benefit of the Noteholders and the Trust, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (each, an "Accumulation Account") for each such class of Reset Rate Notes, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust and the related Noteholders of such class of Reset Rate Notes. Each Accumulation Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of The Bank of New York.

          5. On the Closing Date, with respect to the Class A-5A Notes, and whenever one or more Accumulation Accounts are established pursuant to
     Section 2.3A.4 above, the Administrator, for the benefit of the Noteholders and the Trust, shall establish and maintain in the name of the Indenture Trustee a corresponding Eligible Deposit Accounts (each, a "Supplemental Interest Account") relating to each such Accumulation Account, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust. Each Supplemental Interest Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of the Bank of New York.

          6. On the Closing Date, the Administrator, for the benefit of the Trust and the Remarketing Agents, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Remarketing Fee Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust and the Remarketing Agents. The Remarketing Fee Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of The Bank of New York.

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     (e)  Section 2.3B is amended by including "Capitalized Interest Account",
     "Remarketing Fee Account", "Accumulation Account" and "Supplemental Interest Account" in the definition of "Trust Accounts". Section 2.3B is further amended by deleting the third sentence in its entirety and replacing it with the following: "Funds on deposit in the Trust Accounts shall be invested in Eligible Investments that mature so that such funds will be available on the Monthly Servicing Payment Date (to the extent necessary to pay the Primary Servicing Fee payable on such date) or the applicable Distribution Date".

     (f) Section 2.4 is amended as follows: the last part of the sentence immediately preceding the proviso is changed from "a rate equal to the Federal Funds Rate less 0.20%" to "a rate equal to no less than the Federal Funds Rate less 0.20%".

     (g) Section 2.6B is amended by changing the words "the sum of the Servicing Fee" in the first proviso to "the Primary Servicing Fee".

     (h)  Section 2.6 is amended by inserting the following subsection:

     D. With respect to the Initial Swap Agreement and the Interest Rate Cap Agreement, and if the Trust subsequently becomes a party to any additional Swap Agreements with respect to one or more classes of Reset Rate Notes, the Administrator shall cause all Swap Receipts and all other amounts payable to the Trust from any Eligible Swap Counterparty to be deposited into the Collection Account.

     (i) Section 2.7A is amended by inserting the following after the first sentence:

     On or before the Business Day immediately preceding each Distribution Date, the Administrator shall calculate all amounts required to be deposited on such Distribution Date into the Collection Account from the Reserve Account, the Remarketing Fee Account, any Supplemental Interest Account and the Capitalized Interest Account, including the amount of all Investment Earnings to be transferred from the Trust Accounts to the Collection Account, and the amount to be distributed from the Collection Account as Available Funds on the related Distribution Date.

     On or before the Business Day immediately preceding each Distribution Date, the Administrator shall calculate the related Aggregate Quarterly Funding Amount, Quarterly Funding Amount, Reset Period Target Amount, any Supplemental Interest Account Deposit Amount, if applicable, and any amounts to be deposited on such Distribution Date into any Accumulation Account, if applicable, from the Collection Account on the related Distribution Date.

     If such Distribution Date is also a Reset Date, on or before the Business Day immediately preceding such Distribution Date, the Administrator shall calculate any amounts to be withdrawn from the Remarketing Fee Account and paid to the applicable Remarketing Agents.

     If such Distribution Date is also a Reset Date for a class of Reset Rate Notes that bore interest at a fixed rate during the previous Reset Period (including on the Initial Reset

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     Date with respect to the Class A-5A Notes), on or before the Business Day immediately preceding such Distribution Date, the Administrator shall calculate all amounts to be withdrawn from the related Accumulation Account and paid to the related class of Reset Rate Noteholders on such Distribution Date.

     The Administrator will also determine whether a Trigger Event is in effect for each Distribution Date.

     (j)  Section 2.7B is deleted and replaced with the following:

     The Administrator shall instruct the Indenture Trustee in writing no later than the second Business Day preceding each Monthly Servicing Payment Date that is not a Distribution Date (based on the information contained in the Administrator's Certificate and the related Servicer's Report delivered pursuant to Section 3.1 A and 3.1B to distribute to the Servicer, by 1.00 p.m. (New York time) on such Monthly Servicing Payment Date, from Available Funds on deposit in the Collection Account, the Primary Servicing Fee due with respect to the preceding calendar month, and the Indenture Trustee shall comply with such instructions.

     (k)  Section 2.7C is deleted and replaced with the following:

     C. The Administrator shall instruct the Indenture Trustee in writing no later than one Business Day preceding each Distribution Date (based on the information contained in the Administrator's Certificate and the related Servicer's Report delivered pursuant to Section 3.1A and 3.1C) to make the following deposits and distributions on that Distribution Date, including allocations of principal to the related Accumulation Account for each class of Reset Rate Notes then bearing interest at a fixed rate, to the Persons or to the account specified below by 1:00 p.m. (New York time) on such Distribution Date (to the extent that funds are not required to be distributed pursuant to Section 5.4(b) of the Indenture), to the extent of the amount of Available Funds in the Collection Account plus amounts transferred from the Reserve Account pursuant to
Section 2.8.1, and through the March 2004 Distribution Date, amounts transferred from the Capitalized Interest Account pursuant to Section 2.8.2 with respect to clauses 4(a) and 5 below, and, as applicable, amounts on deposit in the Remarketing Fee Account, any Supplemental Interest Account and any Accumulation Account, in the following order of priority, and the Indenture Trustee shall comply with such instructions:

     1.   to the Servicer, the Primary Servicing Fee due on that Distribution
          Date;

     2. to the Administrator, the Administration Fee due on that Distribution Date and all prior unpaid Administration Fees;

     3. to the Remarketing Fee Account, the Aggregate Quarterly Funding Amount for that Distribution Date;

     4.   pari passu:

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          (a)  to the Class A Noteholders, the Class A Noteholders' Interest
               Distribution Amount, pro rata, based on the amounts payable as Class A Noteholders' Interest Distribution Amount;

          (b) if one or more Swap Agreements are then in effect (including, without limitation, the Initial Swap Agreement), to the related Swap Counterparty or Counterparties (including, without limitation, the Initial Swap Counterparty), pro rata, based on the amount then due, the related Swap Payment due to each such Swap Counterparty under its Swap Agreement; and

          (c) if applicable, to each Swap Counterparty (including, without limitation, the Initial Swap Counterparty), all amounts due under the related Swap Agreement for a Swap Termination Payment due solely to either a payment default by the Trust or the insolvency of the Trust;

     5. to the Class B Noteholders, the Class B Noteholders' Interest Distribution Amount, pro rata, based on the amounts payable as Class B Noteholders' Interest Distribution Amount;

     6. first, sequentially, to the Class A-1, Class A-2, Class A-3, Class A-4 Noteholders, in that order, until each such class is paid in full, the Class A Noteholders' Principal Distribution Amount; and then second, pro rata, to the Class A-5A, Class A-5B and Class A-5C Noteholders, until each such class is paid in full, the remaining Class A Noteholders' Principal Distribution Amount; provided, that if any such class bears interest at a fixed rate (including, without limitation, the Class A-5A Notes until and including the related Initial Reset
          Date), any Class A Noteholders' Principal Distribution Amount allocated to such class will be deposited into the related Accumulation Account for distribution on the next related Reset Date (including deposits made on the same date);

     7. if any amounts are on deposit in an Accumulation Account, to the related Supplemental Interest Account, the applicable Supplemental Interest Account Deposit Amount for such Distribution Date;

     8. on each Distribution Date on and after the Stepdown Date, and provided that no Trigger Event is in effect on such Distribution Date, to the Class B Noteholders until paid in full, the Class B Noteholders' Principal Distribution Amount;

     9. to the Reserve Account, the amount, if any, necessary to reinstate the balance of the Reserve Account to the Specified Reserve Account Balance;

     10. to the Servicer, the aggregate unpaid amount of the Carryover Servicing Fee, if any;

     11. if applicable, to the Eligible Swap Counterparty or Counterparties, pro rata, the amount of any Swap Termination Payments due to the Eligible Swap

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          Counterparty or Counterparties, as the case may be, not payable in clause 4(c) above;

     12. if applicable, to the Remarketing Agents, any remarketing fees due and owing by the Trust to the extent not paid from amounts on deposit in the Remarketing Fee Account;

     13. if applicable, sequentially, first to the Remarketing Agents, and second to the Administrator for any advances made on behalf of the Trust, in each case, for payment of certain costs and expenses as set forth in Section 3 of the Remarketing Agreement in connection with the remarketing of a class of Reset Rate Notes; and

     14. to the Excess Distribution Certificateholder, any remaining amounts after application of the preceding clauses.

          In addition, on each Distribution Date through the March 2004 Distribution Date for which there would not be sufficient funds, after application of Available Funds, to pay any of the items specified in Sections 2.7C.4(a), 2.7C.4(b) and 2.7C.5 above, the Administrator will instruct the Indenture Trustee to make distributions from the Capitalized Interest Account in an amount, if available, to cover the shortfalls in Sections 2.7C.4(a) and 2.7C.4(b), pro rata based on the amounts of such shortfalls, and then the shortfall in Section 2.7C.5.

          Notwithstanding the foregoing, (x) if (a) on any Distribution Date following distributions under Section 2.7C.1 through 2.7C.8 above to be made on such Distribution Date, without giving effect to payments from the Capitalized Interest Account to the Class B Notes, the Outstanding Amount of the Class A Notes less amounts, other than Investment Earnings on deposit in all Accumulation Accounts, would be in excess of (i) the outstanding principal balance of the Trust Student Loans plus (ii) any accrued but unpaid interest on the Trust Student Loans as of the last day of the related Collection Period plus
(iii) the balance of the Reserve Account on such Distribution Date following such distributions minus (iv) the Specified Reserve Account Balance for that Distribution Date, or (b) an Event of Default affecting the Class A Notes has occurred and is continuing, then, until the conditions described in (a) or (b) no longer exist, amounts on deposit in the Collection Account and the Reserve Account shall be applied on such Distribution Date to the payment of the Class A Noteholders' Distribution Amount before any amounts are applied to the payment of the Class B Noteholders' Distribution Amount; and (y) in the event the Trust Student Loans are not sold pursuant to Section 6.1A, to pay as an accelerated payment of principal balance of the Notes, first to the Class A Noteholders in the same order and priority as is set forth in Section 2.7C.6 above until the principal amount of the Class A Notes is paid in full and reduced to zero, and then to the Class B Noteholders until the principal amount of the Class B Notes is paid in full and reduced to zero; provided that the amount of such distribution shall not exceed the Outstanding Amount of the Class A Notes or the Class B Notes, as applicable, after giving effect to all other payments in respect of principal of Class A Notes and Class B Notes to be made on such date.

          D. The Administrator shall instruct the Indenture Trustee in writing no later than one Business Day preceding each Distribution Date that is also a Reset Date for a class of Reset Rate Notes, to withdraw from the Remarketing Fee Account on such Distribution Date the amount of

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the fees due to the Remarketing Agents and pay such fees to the Remarketing
Agents in the amounts and to the accounts that the Administrator shall specify; provided that if the amount on deposit (excluding for such purpose any Investment Earnings) is not sufficient to make payment in full, the Remarketing Agents shall be entitled to payment at the priority position set forth in
Section 2.7C.12 above on the related and subsequent Distribution Dates until such deficiency is paid in full.

     E. The Administrator shall instruct the Indenture Trustee in writing no later than one Business Day preceding each Distribution Date that is also a Reset Date for a class of Reset Rate Notes that bore interest at a fixed rate during the preceding Reset Period (including, without limitation, one Business Day prior to the Initial Reset Date for the Class A-5A Notes), to withdraw from the related Accumulation Account on such Distribution Date that is also a Reset Date (after any additional allocations of principal are made on such Distribution Date that is also a Reset Date) the amount on deposit in such Accumulation Account (exclusive of Investment Earnings) and pay such amounts to the related Reset Rate Noteholders as of the immediately preceding Record Date, pro rata, as a payment of principal as set forth in Section 2.7C.6.

     (l)  Section 2.8 is deleted and replaced with the following:

SECTION 2.8.1 RESERVE ACCOUNT.

     A. On the Closing Date, the Trust shall deposit the Reserve Account Initial Deposit into the Reserve Account.

     B.1. In the event that the Primary Servicing Fee for any Monthly Servicing Payment Date or Distribution Date exceeds the amount distributed to the Servicer pursuant to Sections 2.7B and 2.7C.1 on such Monthly Servicing Payment Date or Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on such Monthly Servicing Payment Date or Distribution Date an amount equal to such excess, to the extent of funds available therein, and to distribute such amount to the Servicer; provided, however, that, except as provided in Section 2.8.1D, amounts on deposit in the Reserve Account will not be available to cover any unpaid Carryover Servicing Fees to the Servicer.

     2. In the event that the Available Funds are insufficient to make the payments described under Sections 2.7C.1, 2.7C.2, 2.7C.4(a), 2.7C4(b) and 2.7C.5, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on each Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraph B.1 above, and to distribute such amounts in the same order and priority as is set forth in Sections 2.7C.1, 2.7C.2, 2.7C.4(a), 2.7C4(b) and 2.7C.5.

     3. In the event that the Class A Noteholders' Principal Distribution Amount on the Note Final Maturity Date with respect to any class of Class A Notes exceeds the amount distributed to such Class A Noteholders pursuant to Section 2.7C.6 on such date, the Administrator shall instruct the Indenture Trustee in writing to

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          withdraw from the Reserve Account on such Note Final Maturity Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraphs B.1 and B.2 above, and to distribute such amount to the Class A Noteholders entitled thereto, in the same order and priority as is set forth in Section 2.7C.6.

     4. In the event that the Class B Noteholders' Principal Distribution Amount on the Class B Maturity Date exceeds the amount distributed to the Class B Noteholders pursuant to Section 2.7C.8 on such date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on the Class B Maturity Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraphs B.1 through B.3 above, and to distribute such amount to the Class B Noteholders entitled thereto.

     C. After giving effect to Section 2.8.1B above, if the amount on deposit in the Reserve Account on any Distribution Date (after giving effect to all deposits or withdrawals therefrom on such Distribution Date other than pursuant to this paragraph C) is greater than the Specified Reserve Account Balance for such Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw the amount on deposit in excess of the Specified Reserve Account Balance and deposit such amount into the Collection Account.

     D. On the final Distribution Date upon termination of the Trust and following the payment in full of the Outstanding Amount of the Notes and of all other amounts (other than Carryover Servicing Fees, Swap Termination Payments, if applicable and remarketing fees) owing or to be distributed hereunder or under the Indenture to Noteholders, the Servicer, any Swap Counterparty, if applicable, or the Remarketing Agents, the Administrator, to the extent that Available Funds on such date are insufficient to make the following payments, amounts remaining in the Reserve Account shall be used first to pay any Carryover Servicing Fees, second to pay any Swap Termination Payments not previously paid to the applicable Eligible Swap Counterparty, if any and third to pay any remarketing fees not previously paid from the Remarketing Fee Account. Any amount remaining on deposit in the Reserve Account after such payments have been made shall be distributed to the Excess Distribution Certificateholder. The Excess Distribution Certificateholder shall in no event be required to refund any amounts properly distributed pursuant to this Section 2.8.1D.

     E. Anything in this Section 2.8.1 to the contrary notwithstanding, if the market value of securities and cash in the Reserve Account on any Distribution Date is sufficient to pay the remaining principal amount of and interest accrued on the Notes, and to pay any unpaid Carryover Servicing Fee, Swap Termination Payment and remarketing fee, such amount will be so applied on such Distribution Date and the Administrator shall instruct the Eligible Lender Trustee and the Indenture Trustee to make such payments.

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SECTION 2.8.2 CAPITALIZED INTEREST ACCOUNT.

     A. On the Closing Date, the Trust shall deposit the Capitalized Interest Account Initial Deposit into the Capitalized Interest Account.

     B.1. In the event that the Class A Noteholders' Interest Distribution Amount, any required Swap Payments and the Class B Noteholders' Interest Distribution Amount for any Distribution Date through the March 2004 Distribution Date exceeds the amounts distributed to the Noteholders or the applicable Eligible Swap Counterparties, if any, pursuant to Sections 2.7C.4(a), 2.7C.4(b) and 2.7C.5 on a Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Capitalized Interest Account an amount equal to such excess, to the extent of funds available therein, and to distribute such amount first, pro rata based on the amounts of such shortfalls, to the Class A Noteholders until they have received the Class A Noteholders' Interest Distribution Amount for that Distribution Date and the Initial Swap Counterparty until it has received the related required Swap Payment, and second, to the Class B Noteholders until they have received the Class B Noteholders' Interest Distribution Amount for that Distribution Date.

     B.2. After giving effect to Section 2.8.2B.1 on the March 2004 Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw any amounts remaining from the Capitalized Interest Account and to distribute such amount to the Excess Distribution Certificateholder (excluding any Investment Earnings to be transferred to the Collection Account on such Distribution Date).

SECTION 2.8.3 REMARKETING FEE ACCOUNT.

     A. On the Closing Date, the Trust shall deposit the Remarketing Fee Account Initial Deposit into the Remarketing Fee Account from proceeds of the sale of the Notes.

     B.1. The fees associated with each successful remarketing will be payable generally from amounts on deposit from time to time in the Remarketing Fee Account. On each Distribution Date, Available Funds will be deposited into the Remarketing Fee Account, prior to the payment of interest on any class of Notes, in an amount up to the Aggregate Quarterly Funding Amount.

     B.2. If the amount on deposit in the Remarketing Fee Account, after the payment of any remarketing fees therefrom, exceeds the sum of the Reset Period Target Amounts for all classes of Reset Rate Notes, the Administrator will direct the Indenture Trustee to withdraw such excess on the related Distribution Date, deposit such sums into the Collection Account and include such amounts in Available Funds for that Distribution Date.

     B.3. The Administrator will direct the Indenture Trustee to withdraw all Investment Earnings on deposit in the Remarketing Fee Account on each Distribution Date, deposit such sums into the Collection Account, and include such sums as Available Funds for that Distribution Date.

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     B.4. On the Distribution Date on which the Outstanding Amount of all classes of Reset Rate Notes is reduced to zero, the Administrator shall instruct the Indenture Trustee in writing to withdraw any amounts remaining from the Remarketing Fee Account and to distribute such amount to the Depositor or its assignee, as Holder of the Excess Distribution Certificate.

SECTION 2.8.4 ACCUMULATION ACCOUNT.

     A. On the Closing Date, with respect to the Class A-5A Notes, and, if, on any Reset Date thereafter, one or more classes of Reset Rate Notes are reset (or continue) to bear interest at a fixed rate during the upcoming related Reset Period, the Trust shall establish or maintain an Accumulation Account for such class of Reset Rate Notes.

     B.1. If, on any Distribution Date, principal would be payable to a class of Reset Rate Notes then bearing interest at a fixed rate (including, without limitation, the Class A-5A Notes until and including the related Initial Reset Date), principal allocated to that class pursuant to Section 2.7C.6 will be deposited into the related Accumulation Account.

     B.2. The Administrator shall instruct the Indenture Trustee, on the next Reset Date for such class of fixed rate Reset Rate Notes (including, without limitation, the related Initial Reset Date for the Class A-5A Notes), to distribute all sums then on deposit in the related Accumulation Account, including any allocation of principal made on such Reset Date, but less any Investment Earnings, to the holders of that class of Reset Rate Notes, as of the related Record Date, in reduction of principal of such class. Amounts on deposit in an Accumulation Account (exclusive of Investment Earnings) may be used only to pay principal on the related class of Reset Rate Notes and for no other purpose pursuant to section 2.7C.6.

     B.3. In the event that on any Distribution Date the amount on deposit in the related Accumulation Account (excluding any Investment Earnings) would equal the Outstanding Amount of that class, then no additional amounts will be deposited into the related Accumulation Account and all amounts therein, less any Investment Earnings, will be distributed on the next related Reset Date, pursuant to Section 2.8.4B.2 above, and the Outstanding Amount of that class of Reset Rate Notes will be reduced to zero.

     B.4. The Administrator will instruct the Indenture Trustee to withdraw all Investment Earnings on deposit in each Accumulation Account on each Distribution Date, deposit such sums into the Collection Account, and include such sums as Available Funds for that Distribution Date.

SECTION 2.8.5 SUPPLEMENTAL INTEREST ACCOUNT.

     A. On the Closing Date, with respect to the Class A-5A Notes, and whenever one or more Accumulation Accounts are created pursuant to
          Section 2.8.4A above, the Trust

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          shall also establish a Supplemental Interest Account that shall be related to each such Accumulation Account.

     B. On each Distribution Date when amounts are on deposit in an Accumulation Account, the Indenture Trustee, subject to sufficient Available Funds therefor, will deposit into the related Supplemental Interest Account, the related Supplemental Interest Account Deposit Amount for such Distribution Date, pursuant to Section 2.7C.7 above.

     C. The Administrator will instruct the Indenture Trustee to withdraw all sums on deposit in each Supplemental Interest Account on each Distribution Date (including any Investment Earnings), deposit such sums into the Collection Account, and include such sums as Available Funds for that Distribution Date.

     (m) Section 2.9.e is deleted, and Sections 2.9.f-j are redesignated as Sections 2.9.e-i and the following is inserted as Section 2.9.j:

          j. with respect to the Reset Rate Notes: (1) the next related Reset Date for each class; (2) the interest rate applicable for each class (identifying separately any applicable Index); (3) the amount on deposit in each Accumulation Account and Supplemental Interest Account, if applicable; (4) the interest rate and dollar amount due to each Eligible Swap Counterparty, if applicable; (5) the amount of fees, if any, paid to the Remarketing Agents on such Distribution Date; and (6) any other relevant information as determined by the Administrator.

     (n) The first sentence of the first paragraph after Section 2.9.n is deleted and replaced with the following:

     Each amount set forth pursuant to clauses (a), (b), (c), (d), (h), (i) and
(l) above shall be expressed as a dollar amount per $1,000 of original principal balance of a Note.

     (o) Section 2.12 is amended by deleting the dollar amount "$20,000" and replacing it with the dollar amount "$25,000".

     (p) Section 2.13 is amended by the addition of the following new paragraph:

     To the extent that there are insufficient Available Funds therefor, the Administrator shall also pay, on behalf of the Trust, the costs and expenses (other than remarketing fees) associated with the remarketing of a class of Reset Rate Notes, set forth in Section 3 of the Remarketing Agreement, including, without limitation, the fees of the Rating Agencies in connection with any required satisfaction of the Rating Agency Condition. On each Distribution Date, the Administrator shall be entitled to reimbursement from the Trust for such remarketing related expenses, from Available Funds, as set forth in Section 2.7C.13 above.

     (q) The last sentence of Section 3.1D is deleted and replaced with the following:

     In connection therewith, the Administrator shall calculate LIBOR applicable for the first Accrual Period and for each subsequent Accrual Period shall calculate, on each Interest Rate Determination Date during such Accrual Period, Three-Month LIBOR, and with respect to the

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

Reset Rate Notes: One-Month LIBOR, Two-Month LIBOR, Three-Month LIBOR, the Commercial Paper Rate, the CMT Rate, the Federal Funds Rate, the 91-day Treasury Bill Rate and the Prime Rate (in each case only if applicable to a class of Reset Rate Notes during such Accrual Period), in accordance with the definitions of each such Index. In addition, the Administrator hereby accepts the delegation to it of the obligations of the "Calculation Agent" under any Swap Agreement to which the Trust is a party.

     (r) The "or" is deleted from subparagraph 4.2 (ii) and the "." is deleted from subparagraph 4.2 (iii) and is replaced with ";".

     (s) A new subparagraph, 4.2 (iv), is inserted as follows:

     and

     (iv) any claim for failure to comply with the provisions of 34 CFR Sec. 682.203(b) (other than for the Eligible Lender Trustee's failure to qualify as an eligible lender under the Act).

     (t) The "25%" in Section 5.1.B. and in the first clause following
     Section 5.1C are deleted and replaced with "50%".

     (u) Sections 6.1A and B are deleted and replaced with the following:

SECTION 6.1 TERMINATION.

     A. OPTIONAL PURCHASE OF ALL TRUST STUDENT LOANS. The Administrator shall notify the Servicer, the Depositor and the Indenture Trustee in writing, within 15 days after the last day of any Collection Period as of which the then outstanding Pool Balance is 12% or less of the Initial Pool Balance, of the percentage that the then outstanding Pool Balance bears to the Initial Pool Balance. As of the last day of any Collection Period immediately preceding a Distribution Date as of which the then outstanding Pool Balance is 10% or less of the Initial Pool Balance, the Eligible Lender Trustee on behalf and at the direction of the Servicer, or any other "eligible lender" (within the meaning of the Higher Education Act) designated by the Servicer in writing to the Eligible Lender Trustee and the Indenture Trustee, shall have the option to purchase the Trust Estate, other than the Trust Accounts. To exercise such option, the Servicer shall deposit pursuant to Section 2.6 in the Collection Account an amount equal to the aggregate Purchase Amount for the Trust Student Loans and the related rights with respect thereto, plus the appraised value of any such other property held by the Trust other than the Trust Accounts, such value to be determined by an appraiser mutually agreed upon by the Servicer, the Eligible Lender Trustee and the Indenture Trustee, and shall succeed to all interests in and to the Trust; provided, however, that the Servicer may not effect such purchase if such aggregate Purchase Amounts do not equal or exceed the Minimum Purchase Amount plus any amounts owed to any Swap Counterparty for Swap Payments and Swap Termination Payments, amounts to any Remarketing Agent for any unpaid remarketing fees, and any Carryover Servicing Fees. In the event the Servicer fails to notify the Eligible Lender Trustee and the Indenture Trustee in writing prior to the acceptance by the Indenture Trustee of a bid to purchase the Trust Estate pursuant to Section 4.4 of the Indenture that the Servicer intends to exercise its option to purchase the Trust Estate, the Servicer shall be deemed to have waived its option to purchase the Trust Estate as long as the

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

Servicer has received 5 business days' notice from the Indenture Trustee as provided in Section 4.4 of the Indenture.

     (v) Section 8.5 is amended by inserting at the end of the first paragraph the following:

     and that such action will not materially adversely affect (i) the Trust's ability to enforce or protect its rights or remedies under any Swap Agreement, (ii) the ability of the Trust to timely and fully perform its obligations under any Swap Agreement or (iii) any of the Trust's obligations under any Swap Agreement or any swap transaction under such agreement. Any such amendment, modification or supplement without the consent of the Eligible Swap Counterparty shall not be binding on the Eligible Swap Counterparty.

     6. (a) The parties hereto acknowledge that the Administrator is authorized, from time to time, either to enter into or to instruct the Eligible Lender Trustee to enter into (in either case, not in their respective individual capacities but solely on behalf of the Trust) (i) Remarketing Agency Agreements and (ii) Swap Agreements, in addition to the Initial Swap Agreement, with one or more Eligible Swap Counterparties on any Reset Date, when either (1) a class of Reset Rate Notes is to bear interest at a fixed rate during the upcoming Reset Period, or (2) a class of Reset Rate Notes is to bear interest at a floating rate (other than one based on LIBOR or a Commercial Paper Rate) during the upcoming Reset Period and the Remarketing Agents (in consultation with the Administrator) determine it is in the best interest of the Trust to enter into one or more Swap Agreements to hedge against basis risk; provided, however, that all such Swap Agreements are entered into using the procedures set forth in the Reset Rate Note Procedures and the Rating Agency Condition is met.

          (b) Subject to the provisions of Section 13 of the Reset Rate Note Procedures, the Eligible Lender Trustee hereby agrees (not in its individual capacity but solely as Eligible Lender Trustee on behalf of the Trust) to enter into such Swap Agreements and Remarketing Agency Agreements on behalf of the Trust as the Administrator shall direct in writing from time to time.

7. Each of the parties named on the signature pages to this Supplement by execution of this Supplement agrees, for the benefit of the Administrator and the other signatories hereto, to be bound by the terms of the Agreement in connection with the Trust, this Supplement and the other Basic Documents to the extent reference is made in the Agreement to such party. The rights and obligations of such parties under the Agreement resulting from the execution of this Supplement (other than the Depositor) shall be applicable only with respect to the Trust, this Supplement and the other Basic Documents.

     This Supplement shall be construed in accordance with the laws of the State of New York, without reference to the conflict of law provisions thereof, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     This Supplement may be executed in counterparts, each of which when so executed shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and delivered as of the date first above written.

                                         SLM FUNDING LLC


                                         By: //s// MARK L, HELEEN
                                         Name: Mark L. Heleen
                                         Title: Vice President


                                         SALLIE MAE SERVICING L.P.


                                         By: SALLIE MAE, INC.,
                                         Its general partner


                                         By: //s// BARBARA A. DEEMER
                                         Name: Barbara A. Deemer
                                         Title: Senior Vice President and
                                                 Controller

                                         SLM STUDENT LOAN TRUST 2003-1

                                         By: CHASE MANHATTAN BANK USA,
                                         NATIONAL ASSOCIATION, not in its
                                         individual capacity but solely as
                                         Eligible Lender Trustee
                                         By: //s// JOHN J. CASHIN
                                         Name: John J. Cashin
                                         Title: Vice President


                                         CHASE MANHATTAN BANK USA, NATIONAL
                                         ASSOCIATION, not in its individual
                                         capacity but solely as Eligible Lender
                                         Trustee


                                         By: //s// JOHN J. CASHIN
                                         Name: John J. Cashin
                                         Title: Vice President


                                         THE BANK OF NEW YORK,
                                         not in its individual capacity but
                                         solely as Indenture Trustee


                                         By: //s// ERIC A. LINDAHL
                                         Name: Eric A. Lindahl
                                         Title: Agent

The Administrator hereby acknowledges receipt of the foregoing Supplement and hereby confirms to the Depositor and the other signatories to the foregoing Supplement that the representations of the Administrator contained in Article V of the Agreement are true and correct as of the date of such Supplement.

STUDENT LOAN MARKETING ASSOCIATION

By: //s// MICHAEL E. SHEEHAN
Name: Michael E. Sheehan
Title: Vice President

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